Exhibit 99.2

     BB&T Corporation
 Quarterly Performance Summary
 Fourth Quarter 2009

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	December 31%						December 31%
	2009		2008		Change		2009		2008		Change
Summary Income Statement
Interest income	$1,853		$1,757		5.5%		$7,008		$7,313		(4.2	) %
Interest expense	498		669		(25.6)		2,045		2,992		(31.7)
Net interest income - taxable equivalent	1,355		1,088		24.5		4,963		4,321		14.9
Less: Taxable-equivalent adjustment	32		23		39.1		119		83		43.4
Net interest income	1,323		1,065		24.2		4,844		4,238		14.3
Provision for credit losses	725		528		37.3		2,811		1,445		94.5
Net interest income after provision for credit losses	598		537		11.4		2,033		2,793		(27.2)
Noninterest income	970		807		20.2		3,934		3,197		23.1
Noninterest expense	1,361		1,012		34.5		4,931		3,911		26.1
Income before income taxes	207		332		(37.7)		1,036		2,079		(50.2)
Provision for income taxes	13		25		(48.0)		159		550		(71.1)
Net income	194		307		(36.8)		877		1,529		(42.6)
Noncontrolling interest	9		2		NM		24		10		140.0
Dividends and accretion on preferred stock	-		21		(100.0)		124		21		NM
Net income available to common shareholders	185		284		(34.9)		729		1,498		(51.3)
Per Common Share Data
Earnings
Basic	$.27		$.51		(47.1	) %	$1.16		$2.73		(57.5	) %
Diluted	.27		.51		(47.1)		1.15		2.71		(57.6)
Cash dividends paid	.15		.47		(68.1)		1.24		1.86		(33.3)
Book value	23.47		23.16		1.3		23.47		23.16		1.3
Tangible book value (1)	14.44		13.87		4.1		14.44		13.87		4.1

End of period shares outstanding (in thousands)	689,750		559,248		23.3		689,750		559,248		23.3
Weighted average shares (in thousands)
Basic	688,590		552,732		24.6		629,583		548,847		14.7
Diluted	696,038		556,746		25.0		635,619		552,498		15.0
Performance Ratios
Return on average assets	.47%		.86%				.56%		1.12%
Return on average common shareholders' equity	4.52		8.47				4.93		11.44
Net interest margin - taxable equivalent (2)	3.80		3.47				3.66		3.58
Fee income ratio (3)	41.2		39.9				42.8		40.7
Efficiency ratio (3)	51.4		49.8				50.4		50.9
Credit Quality (including covered loans and foreclosed property)
Nonperforming assets as a percentage of:
Total assets	2.65%		1.34%				2.65%		1.34%
Loans and leases plus foreclosed property	4.07		2.04				4.07		2.04
Net charge-offs as a percentage of average
loans and leases	1.83		1.29				1.74		.89
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.51		1.62				2.51		1.62
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	.96	X	1.11	X			.96	X	1.11	X
Average Balances
Total assets	$164,719		$141,555		16.4%		$155,182		$136,881		13.4%
Investment securities	34,653		26,573		30.4		32,296		24,497		31.8
Loans and leases	105,869		97,224		8.9		102,146		95,195		7.3
Deposits	113,622		91,986		23.5		102,381		88,831		15.3
Client deposits	105,426		81,868		28.8		93,027		79,021		17.7
Shareholders' equity	16,336		14,967		9.1		16,238		13,533		20.0
Period-End Balances
Total assets	$165,764		$152,015		9.0%		$165,764		$152,015		9.0%
Investment securities	34,545		33,219		4.0		34,545		33,219		4.0
Loans and leases	106,207		98,669		7.6		106,207		98,669		7.6
Deposits	114,965		98,613		16.6		114,965		98,613		16.6
Client deposits	106,760		83,575		27.7		106,760		83,575		27.7
Shareholders' equity	16,241		16,081		1.0		16,241		16,081		1.0
Capital Ratios (4)
Risk-based
Tier 1	11.5%		12.3%				11.5%		12.3%
Total	15.7		17.4				15.7		17.4
Leverage	8.5		9.9				8.5		9.9
Tangible common equity (1)	6.2		5.3				6.2		5.3
Tier 1 common equity to risk-weighted assets (1)	8.5		7.1				8.5		7.1

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(2)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.
The net interest margin for the fourth quarter and full year 2008 was 3.68% and 3.63%, respectively, excluding the $67 million charge related to the leveraged lease settlement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets and other selected items as detailed on page 20 of this supplement.
See Non-GAAP reconciliations.
(4)	Current quarter regulatory capital information is preliminary.
NM - not meaningful.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2009		2009		2009		2009		2008
Summary Income Statement
Interest income	$1,853		$1,776		$1,670		$1,709		$1,757
Interest expense	498		509		503		535		669
Net interest income - taxable equivalent	1,355		1,267		1,167		1,174		1,088
Less: Taxable-equivalent adjustment	32		30		29		28		23
Net interest income	1,323		1,237		1,138		1,146		1,065
Provision for credit losses	725		709		701		676		528
Net interest income after provision for credit losses	598		528		437		470		537
Noninterest income	970		940		993		1,031		807
Noninterest expense	1,361		1,320		1,181		1,069		1,012
Income before income taxes	207		148		249		432		332
Provision for income taxes	13		(9)		41		114		25
Net income	194		157		208		318		307
Noncontrolling interest	9		5		4		6		2
Dividends and accretion on preferred stock	-		-		83		41		21
Net income available to common shareholders	185		152		121		271		284
Per Common Share Data
Earnings
Basic	$.27		$.23		$.20		$.48		$.51
Diluted	.27		.23		.20		.48		.51
Cash dividends paid	.15		.15		.47		.47		.47
Book value	23.47		23.41		22.76		23.29		23.16
Tangible book value (1)	14.44		14.10		14.74		13.93		13.87

End of period shares outstanding (in thousands)	689,750		687,446		648,068		560,563		559,248
Weighted average shares (in thousands)
Basic	688,590		665,408		602,726		559,801		552,732
Diluted	696,038		672,457		608,797		563,566		556,746
Performance Ratios
Return on average assets	.47%		.40%		.56%		.86%		.86%
Return on average common shareholders' equity	4.52		3.90		3.43		8.29		8.47
Net interest margin - taxable equivalent (2)	3.80		3.68		3.56		3.57		3.47
Fee income ratio (3)	41.2		41.8		45.5		42.9		39.9
Efficiency ratio (3)	51.4		52.0		49.8		48.7		49.8
Credit Quality (including covered loans and
foreclosed property)
Nonperforming assets as a percentage of:
Total assets	2.65%		2.48%		2.19%		1.92%		1.34%
Loans and leases plus foreclosed property	4.07		3.78		3.29		2.72		2.04
Net charge-offs as a percentage of average
loans and leases	1.83		1.71		1.81		1.58		1.29
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.51		2.29		2.19		1.94		1.62
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	.96	X	.92	X	1.01	X	1.08	X	1.11	X
Average Balances
Total assets	$164,719		$157,451		$148,496		$149,876		$141,555
Investment securities	34,653		32,599		30,468		31,427		26,573
Loans and leases	105,869		103,334		99,577		99,724		97,224
Deposits	113,622		107,310		94,385		93,934		91,986
Client deposits	105,426		96,349		85,927		84,133		81,868
Shareholders' equity	16,336		15,537		16,683		16,406		14,967
Period-End Balances
Total assets	$165,764		$165,328		$152,398		$143,425		$152,015
Investment securities	34,545		34,819		31,555		19,489		33,219
Loans and leases	106,207		107,027		100,334		100,239		98,669
Deposits	114,965		114,510		102,164		90,617		98,613
Client deposits	106,760		103,725		88,339		84,292		83,575
Shareholders' equity	16,241		16,142		14,792		16,182		16,081
Capital Ratios (4)
Risk-based
Tier 1	11.5%		11.1%		10.6%		12.1%		12.3%
Total	15.7		15.6		15.2		17.1		17.4
Leverage	8.5		8.5		8.5		9.4		9.9
Tangible common equity (1)	6.2		6.1		6.5		5.6		5.3
Tier 1 common equity to risk-weighted assets (1)	8.5		8.4		8.4		7.0		7.1

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(2)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.
The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets and other selected items as detailed on page 20 of this supplement. See Non-GAAP reconciliations.
(4)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	December 31		Change			December 31		Change
	2009	2008	$	%		2009	2008	$	%

Interest Income
Interest and fees on loans and leases	$1,475	$1,408	$67	4.8%		$5,547	$6,003	$(456)	(7.6	) %
Interest and dividends on securities	344	317	27	8.5		1,330	1,176	154	13.1
Interest on other earning assets	1	4	(3)	(75.0)		7	28	(21)	(75.0)
Total interest income	1,820	1,729	91	5.3		6,884	7,207	(323)	(4.5)

Interest Expense
Interest on deposits	294	423	(129)	(30.5)		1,271	1,891	(620)	(32.8)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	7	40	(33)	(82.5)		58	235	(177)	(75.3)
Interest on long-term debt	196	201	(5)	(2.5)		711	843	(132)	(15.7)
Total interest expense	497	664	(167)	(25.2)		2,040	2,969	(929)	(31.3)

Net interest income	1,323	1,065	258	24.2		4,844	4,238	606	14.3
Provision for credit losses	725	528	197	37.3		2,811	1,445	1,366	94.5
Net interest income after provision for credit losses	598	537	61	11.4		2,033	2,793	(760)	(27.2)

Noninterest income
Insurance income	260	247	13	5.3		1,047	928	119	12.8
Service charges on deposits	186	171	15	8.8		690	673	17	2.5
Investment banking and brokerage fees and commissions	83	96	(13)	(13.5)		346	354	(8)	(2.3)
Mortgage banking income	142	76	66	86.8		658	275	383	139.3
Checkcard fees	62	50	12	24.0		227	201	26	12.9
Other nondeposit fees and commissions	64	49	15	30.6		229	189	40	21.2
Trust and investment advisory revenues	38	32	6	18.8		139	147	(8)	(5.4)
Bankcard fees and merchant discounts	41	38	3	7.9		156	151	5	3.3
Income from bank-owned life insurance	25	22	3	13.6		97	84	13	15.5
Securities (losses) gains, net	(1)	41	(42)	(102.4)		199	107	92	86.0
Other income	70	(15)	85	NM		146	88	58	65.9
Total noninterest income	970	807	163	20.2		3,934	3,197	737	23.1

Noninterest Expense
Personnel expense	650	537	113	21.0		2,517	2,201	316	14.4
Occupancy and equipment expense	173	135	38	28.1		579	509	70	13.8
Professional services	77	64	13	20.3		262	204	58	28.4
Foreclosed property expense	142	27	115	NM		356	79	277	NM
Regulatory charges	47	13	34	NM		230	30	200	NM
Loan processing expense	34	29	5	17.2		135	125	10	8.0
Amortization of intangibles	36	23	13	56.5		114	100	14	14.0
Merger-related and restructuring charges, net	9	4	5	125.0		38	15	23	153.3
Other expenses	193	180	13	7.2		700	648	52	8.0
Total noninterest expense	1,361	1,012	349	34.5		4,931	3,911	1,020	26.1

Earnings
Income before income taxes	207	332	(125)	(37.7)		1,036	2,079	(1,043)	(50.2)
Provision for income taxes	13	25	(12)	(48.0)		159	550	(391)	(71.1)
Net Income	194	307	(113)	(36.8)		877	1,529	(652)	(42.6)

Noncontrolling interest	9	2	7	NM		24	10	14	140.0
Dividends and accretion on preferred stock	-	21	(21)	(100.0)		124	21	103	NM
Net income available to common shareholders	$185	$284	$(99)	(34.9)		$729	$1,498	$(769)	(51.3	) %

Earnings Per Common Share
Basic	$.27	$.51	$(0.24)	(47.1	) %	$1.16	$2.73	$(1.57)	(57.5	) %
Diluted	.27	.51	(0.24)	(47.1)		1.15	2.71	(1.56)	(57.6)

Weighted Average Shares Outstanding
Basic	688,590	552,732	135,858	24.6		629,583	548,847	80,736	14.7
Diluted	696,038	556,746	139,292	25.0		635,619	552,498	83,121	15.0
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2009	2009	2009	2009	2008

Interest Income
Interest and fees on loans and leases	$1,475	$1,414	$1,336	$1,322	$1,408
Interest and dividends on securities	344	329	302	355	317
Interest on other earning assets	1	2	2	2	4
Total interest income	1,820	1,745	1,640	1,679	1,729

Interest Expense
Interest on deposits	294	311	320	346	423
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	7	11	17	23	40
Interest on long-term debt	196	186	165	164	201
Total interest expense	497	508	502	533	664

Net interest income	1,323	1,237	1,138	1,146	1,065
Provision for credit losses	725	709	701	676	528
Net interest income after provision for credit losses	598	528	437	470	537

Noninterest income
Insurance income	260	254	281	252	247
Service charges on deposits	186	180	168	156	171
Investment banking and brokerage fees and commissions	83	89	92	82	96
Mortgage banking income	142	144	184	188	76
Checkcard fees	62	59	57	49	50
Other nondeposit fees and commissions	64	59	53	53	49
Trust and investment advisory revenues	38	36	33	32	32
Bankcard fees and merchant discounts	41	41	39	35	38
Income from bank-owned life insurance	25	24	25	23	22
Securities (losses) gains net	(1)	31	19	150	41
Other income (loss)	70	23	42	11	(15)
Total noninterest income	970	940	993	1,031	807

Noninterest Expense
Personnel expense	650	644	623	600	537
Occupancy and equipment expense	173	149	128	129	135
Professional services	77	68	64	53	64
Foreclosed property expense	142	118	60	36	27
Regulatory charges	47	44	106	33	13
Loan processing expense	34	38	34	29	29
Amortization of intangibles	36	29	24	25	23
Merger-related and restructuring charges, net	9	18	(1)	12	4
Other expenses	193	212	143	152	180
Total noninterest expense	1,361	1,320	1,181	1,069	1,012

Earnings
Income before income taxes	207	148	249	432	332
Provision for income taxes	13	(9)	41	114	25
Net Income	194	157	208	318	307

Noncontrolling interest	9	5	4	6	2
Dividends and accretion on preferred stock	-	-	83	41	21
Net income available to common shareholders	$185	$152	$121	$271	$284

Earnings Per Common Share
Basic	$.27	$.23	$.20	$.48	$.51
Diluted	.27	.23	.20	.48	.51

Weighted Average Shares Outstanding
Basic	688,590	665,408	602,726	559,801	552,732
Diluted	696,038	672,457	608,797	563,566	556,746

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of December 31,		Change
	2009	2008	$	%

Assets
Cash and due from banks	$1,584	$1,639	$(55)	(3.4	) %
Interest-bearing deposits with banks	667	751	(84)	(11.2)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	398	350	48	13.7
Segregated cash due from banks	270	379	(109)	(28.8)
Trading securities at fair value	636	376	260	69.1
Securities available for sale at fair value (1)	33,909	32,843	1,066	3.2
Loans and leases:
Commercial loans and leases	49,820	50,480	(660)	(1.3)
Direct retail loans	14,283	15,454	(1,171)	(7.6)
Sales finance loans	6,290	6,354	(64)	(1.0)
Revolving credit loans	2,016	1,777	239	13.4
Mortgage loans	15,435	17,091	(1,656)	(9.7)
Specialized lending	7,670	6,089	1,581	26.0
Other acquired loans	123	-	123	100.0
Total loans and leases held for investment (excluding
covered loans)	95,637	97,245	(1,608)	(1.7)
Covered loans	8,019	-	8,019	100.0
Total loans and leases held for investment	103,656	97,245	6,411	6.6

Loans held for sale	2,551	1,424	1,127	79.1
Total loans and leases	106,207	98,669	7,538	7.6
Allowance for loan and lease losses	(2,600)	(1,574)	(1,026)	65.2
FDIC loss share receivable	3,062	-	3,062	100.0
Premises and equipment	1,583	1,580	3	0.2
Goodwill	6,053	5,483	570	10.4
Core deposit and other intangible assets	640	542	98	18.1
Residential mortgage servicing rights at fair value	832	370	462	124.9
Other assets (2)	12,523	10,607	1,916	18.1
Total assets	$165,764	$152,015	$13,749	9.0%

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$18,945	$13,649	$5,296	38.8%
Interest checking	3,420	2,576	844	32.8
Other client deposits	52,097	39,413	12,684	32.2
Client certificates of deposit	32,298	27,937	4,361	15.6
Total client deposits	106,760	83,575	23,185	27.7

Other interest-bearing deposits	8,205	15,038	(6,833)	(45.4)
Total deposits	114,965	98,613	16,352	16.6
Fed funds purchased, repos and other borrowings	8,106	10,788	(2,682)	(24.9)
Long-term debt	21,376	18,032	3,344	18.5
Other liabilities	5,076	8,501	(3,425)	(40.3)
Total liabilities	149,523	135,934	13,589	10.0
Shareholders' equity:
Preferred stock	-	3,082	(3,082)	(100.0)
Common stock	3,449	2,796	653	23.4
Additional paid-in capital	5,620	3,510	2,110	60.1
Retained earnings	7,539	7,381	158	2.1
Noncontrolling interest	50	44	6	13.6
Accumulated other comprehensive loss	(417)	(732)	315	(43.0)
Total shareholders' equity	16,241	16,081	160	1.0
Total liabilities and shareholders' equity	$165,764	$152,015	$13,749	9.0%

(1)	Includes $1.2 billion covered by FDIC loss share at December 31, 2009.
(2)	Includes $215 million of foreclosed property and other assets covered by FDIC loss share at December 31, 2009.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2009	2009	2009	2009	2008

Assets
Cash and due from banks	$1,584	$1,292	$1,571	$1,188	$1,639
Interest-bearing deposits with banks	667	579	416	511	751
Federal funds sold and securities purchased under
resale agreements or similar arrangements	398	520	247	301	350
Segregated cash due from banks	270	286	267	283	379
Trading securities at fair value	636	686	522	481	376
Securities available for sale at fair value (1)	33,909	34,133	31,033	19,008	32,843
Loans and leases:
Commercial loans and leases	49,820	49,591	50,364	50,392	50,480
Direct retail loans	14,283	14,482	14,577	15,000	15,454
Sales finance loans	6,290	6,493	6,536	6,275	6,354
Revolving credit loans	2,016	1,929	1,843	1,760	1,777
Mortgage loans	15,435	15,463	15,639	16,336	17,091
Specialized lending	7,670	7,497	7,393	6,678	6,089
Other acquired loans	123	141	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,637	95,596	96,352	96,441	97,245
Covered loans	8,019	8,305	-	-	-
Total loans and leases held for investment	103,656	103,901	96,352	96,441	97,245

Loans held for sale	2,551	3,126	3,982	3,798	1,424
Total loans and leases	106,207	107,027	100,334	100,239	98,669
Allowance for loan and lease losses	(2,600)	(2,379)	(2,110)	(1,869)	(1,574)
FDIC loss share receivable	3,062	3,336	-	-	-
Premises and equipment	1,583	1,591	1,577	1,583	1,580
Goodwill	6,053	6,183	5,491	5,492	5,483
Core deposit and other intangible assets	640	645	497	521	542
Residential mortgage servicing rights at fair value	832	639	615	365	370
Other assets (2)	12,523	10,790	11,938	15,322	10,607
Total assets	$165,764	$165,328	$152,398	$143,425	$152,015

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$18,945	$18,673	$16,054	$14,766	$13,649
Interest checking	3,420	3,621	3,181	2,401	2,576
Other client deposits	52,097	48,878	43,632	40,604	39,413
Client certificates of deposit	32,298	32,553	25,472	26,521	27,937
Total client deposits	106,760	103,725	88,339	84,292	83,575

Other interest-bearing deposits	8,205	10,785	13,825	6,325	15,038
Total deposits	114,965	114,510	102,164	90,617	98,613
Fed funds purchased, repos and other borrowings	8,106	8,357	12,631	13,721	10,788
Long-term debt	21,376	21,317	18,110	17,955	18,032
Other liabilities	5,076	5,002	4,701	4,950	8,501
Total liabilities	149,523	149,186	137,606	127,243	135,934
Shareholders' equity:
Preferred stock	-	-	-	3,085	3,082
Common stock	3,449	3,437	3,240	2,803	2,796
Additional paid-in capital	5,620	5,563	4,828	3,547	3,510
Retained earnings	7,539	7,458	7,409	7,385	7,381
Noncontrolling interest	50	48	45	45	44
Accumulated other comprehensive loss	(417)	(364)	(730)	(683)	(732)
Total shareholders' equity	16,241	16,142	14,792	16,182	16,081
Total liabilities and shareholders' equity	$165,764	$165,328	$152,398	$143,425	$152,015

(1)	Includes $1.2 billion covered by FDIC loss share at December 31, 2009 and September 30, 2009.
(2)	Includes $215 million and $210 million of foreclosed property and other assets covered by FDIC loss share at December 31, 2009 and September 30, 2009, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2009	2008	$	%	2009	2008	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$2,162	$1,497	$665	44.4%	$1,400	$4,539	$(3,139)	(69.2	) %
Mortgage-backed securities issued by GSE	26,332	19,826	6,506	32.8	25,419	14,708	10,711	72.8
States and political subdivisions	2,141	2,146	(5)	(0.2)	2,218	1,841	377	20.5
Non-agency mortgage-backed securities	1,361	1,583	(222)	(14.0)	1,447	1,642	(195)	(11.9)
Other securities	850	982	(132)	(13.4)	849	1,138	(289)	(25.4)
Trading securities	646	539	107	19.9	523	629	(106)	(16.9)
Covered securities	1,161	-	1,161	100.0	440	-	440	100.0
Total securities	34,653	26,573	8,080	30.4	32,296	24,497	7,799	31.8

Other earning assets	1,353	1,347	6	0.4	1,223	1,160	63	5.4
Loans and leases
Commercial loans and leases	49,419	49,428	(9)	(0.0)	50,074	47,557	2,517	5.3
Direct retail loans	14,379	15,501	(1,122)	(7.2)	14,730	15,580	(850)	(5.5)
Sales finance loans	6,393	6,352	41	0.6	6,392	6,216	176	2.8
Revolving credit loans	1,961	1,737	224	12.9	1,855	1,664	191	11.5
Mortgage loans	15,452	17,198	(1,746)	(10.2)	15,927	17,327	(1,400)	(8.1)
Specialized lending	7,533	5,781	1,752	30.3	7,141	5,509	1,632	29.6
Other acquired loans	133	-	133	100.0	52	-	52	100.0
Total loans and leases held for investment (excluding
covered loans)	95,270	95,997	(727)	(0.8)	96,171	93,853	2,318	2.5
Covered loans	8,095	-	8,095	100.0	3,144	-	3,144	100.0
Total loans and leases held for investment	103,365	95,997	7,368	7.7	99,315	93,853	5,462	5.8

Loans held for sale	2,504	1,227	1,277	104.1	2,831	1,342	1,489	111.0
Total loans and leases	105,869	97,224	8,645	8.9	102,146	95,195	6,951	7.3

Total earning assets	141,875	125,144	16,731	13.4	135,665	120,852	14,813	12.3

Non-earning assets	22,844	16,411	6,433	39.2	19,517	16,029	3,488	21.8
Total assets	$164,719	$141,555	$23,164	16.4%	$155,182	$136,881	$18,301	13.4%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$18,822	$13,298	$5,524	41.5%	$16,387	$13,061	$3,326	25.5%
Interest checking	3,419	2,270	1,149	50.6	2,831	2,376	455	19.1
Other client deposits	50,623	38,791	11,832	30.5	45,107	36,676	8,431	23.0
Client certificates of deposit	32,562	27,509	5,053	18.4	28,702	26,908	1,794	6.7
Total client deposits	105,426	81,868	23,558	28.8	93,027	79,021	14,006	17.7
Other interest-bearing deposits	8,196	10,118	(1,922)	(19.0)	9,354	9,810	(456)	(4.6)
Total deposits	113,622	91,986	21,636	23.5	102,381	88,831	13,550	15.3

Fed funds purchased, repos and other borrowings	8,584	12,296	(3,712)	(30.2)	12,491	10,580	1,911	18.1
Long-term debt	21,232	17,700	3,532	20.0	19,085	19,839	(754)	(3.8)
Other liabilities	4,945	4,606	339	7.4	4,987	4,098	889	21.7
Total liabilities	148,383	126,588	21,795	17.2	138,944	123,348	15,596	12.6

Shareholders' equity	16,336	14,967	1,369	9.1	16,238	13,533	2,705	20.0

Total liabilities and shareholders' equity	$164,719	$141,555	$23,164	16.4%	$155,182	$136,881	$18,301	13.4%
Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2009	2009	2009	2009	2008
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$2,162	$1,180	$1,170	$1,080	$1,497
Mortgage-backed securities issued by GSE	26,332	25,892	24,295	25,137	19,826
States and political subdivisions	2,141	2,190	2,259	2,282	2,146
Non-agency mortgage-backed securities	1,361	1,411	1,475	1,543	1,583
Other securities	850	822	791	937	982
Trading securities	646	518	478	448	539
Covered securities	1,161	586	-	-	-
Total securities	34,653	32,599	30,468	31,427	26,573

Other earning assets	1,353	1,243	1,111	1,180	1,347
Loans and leases
Commercial loans and leases	49,419	49,916	50,342	50,630	49,428
Direct retail loans	14,379	14,507	14,785	15,263	15,501
Sales finance loans	6,393	6,528	6,302	6,342	6,352
Revolving credit loans	1,961	1,886	1,802	1,767	1,737
Mortgage loans	15,452	15,515	16,002	16,759	17,198
Specialized lending	7,533	7,542	6,985	6,490	5,781
Other acquired loans	133	75	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,270	95,969	96,218	97,251	95,997
Covered loans	8,095	4,380	-	-	-
Total loans and leases held for investment	103,365	100,349	96,218	97,251	95,997

Loans held for sale	2,504	2,985	3,359	2,473	1,227
Total loans and leases	105,869	103,334	99,577	99,724	97,224

Total earning assets	141,875	137,176	131,156	132,331	125,144

Non-earning assets	22,844	20,275	17,340	17,545	16,411
Total assets	$164,719	$157,451	$148,496	$149,876	$141,555

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$18,822	$17,389	$15,443	$13,828	$13,298
Interest checking	3,419	2,762	2,670	2,461	2,270
Other client deposits	50,623	47,046	41,926	40,701	38,791
Client certificates of deposit	32,562	29,152	25,888	27,143	27,509
Total client deposits	105,426	96,349	85,927	84,133	81,868
Other interest-bearing deposits	8,196	10,961	8,458	9,801	10,118
Total deposits	113,622	107,310	94,385	93,934	91,986

Fed funds purchased, repos and other borrowings	8,584	9,964	14,732	16,804	12,296
Long-term debt	21,232	19,867	17,755	17,436	17,700
Other liabilities	4,945	4,773	4,941	5,296	4,606
Total liabilities	148,383	141,914	131,813	133,470	126,588

Shareholders' equity	16,336	15,537	16,683	16,406	14,967

Total liabilities and shareholders' equity	$164,719	$157,451	$148,496	$149,876	$141,555

Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	December 31, 2009			September 30, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$2,162	$19	3.59%	$1,180	$12	3.75%
Mortgage-backed securities issued by GSE	26,332	255	3.87	25,892	256	3.97
States and political subdivisions	2,141	29	5.42	2,190	31	5.52
Non-agency mortgage-backed securities	1,361	20	5.81	1,411	20	5.81
Other securities	850	3	1.13	822	3	1.33
Trading securities	646	2	1.03	518	1	1.48
Covered securities	1,161	33	11.43	586	17	11.46
Total securities	34,653	361	4.15	32,599	340	4.17

Other earning assets	1,353	1.45		1,243	2.51
Loans and leases
Commercial loans and leases	49,419	525	4.22	49,916	540	4.29
Direct retail loans	14,379	195	5.38	14,507	199	5.43
Sales finance loans	6,393	103	6.42	6,528	107	6.49
Revolving credit loans	1,961	45	9.30	1,886	45	9.44
Mortgage loans	15,452	213	5.51	15,515	222	5.72
Specialized lending	7,533	215	11.34	7,542	211	11.15
Other acquired loans	133	4	11.01	75	2	10.46
Total loans and leases held for investment (excluding
covered loans)	95,270	1,300	5.43	95,969	1,326	5.49
Covered loans	8,095	161	7.91	4,380	71	6.45
Total loans and leases held for investment	103,365	1,461	5.62	100,349	1,397	5.53
Loans held for sale	2,504	30	4.85	2,985	37	4.94
Total loans and leases	105,869	1,491	5.60	103,334	1,434	5.52

Total earning assets	141,875	1,853	5.20	137,176	1,776	5.15

Non-earning assets	22,844			20,275
Total assets	$164,719			$157,451

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,419	4.42		$2,762	3.42
Other client deposits	50,623	106.83		47,046	102.86
Client certificates of deposit	32,562	165	2.01	29,152	177	2.41
Other interest-bearing deposits	8,196	19.95		10,961	29	1.05
Total interest-bearing deposits	94,800	294	1.23	89,921	311	1.37

Fed funds purchased, repos and other borrowings	8,584	8.34		9,964	12.48
Long-term debt	21,232	196	3.70	19,867	186	3.73
Total interest-bearing liabilities	124,616	498	1.59	119,752	509	1.69

Noninterest-bearing deposits	18,822			17,389
Other liabilities	4,945			4,773
Shareholders' equity	16,336			15,537
Total liabilities and shareholders' equity	$164,719			$157,451

Average interest-rate spread			3.61			3.46

Net interest income/ net interest margin (3)		$1,355	3.80%		$1,267	3.68%

Taxable-equivalent adjustment		$32			$30

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	June 30, 2009			March 31, 2009			December 31, 2008
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,170	$11	4.02%	$1,080	$12	4.31%	$1,497	$17	4.34%
Mortgage-backed securities issued by GSE	24,295	246	4.04	25,137	295	4.69	19,826	248	5.01
States and political subdivisions	2,259	32	5.76	2,282	34	5.94	2,146	34	6.48
Non-agency mortgage-backed securities	1,475	22	5.83	1,543	22	5.83	1,583	23	5.81
Other securities	791	3	1.46	937	5	2.30	982	7	2.94
Trading securities	478	3	2.27	448	3	2.51	539	3	2.19
Covered securities	-	-	-	-	-	-	-	-	-
Total securities	30,468	317	4.16	31,427	371	4.73	26,573	332	5.00

Other earning assets	1,111	2.74		1,180	2.74		1,347	4	1.33
Loans and leases
Commercial loans and leases	50,342	534	4.25	50,630	511	4.09	49,428	574	4.61
Direct retail loans	14,785	200	5.44	15,263	212	5.62	15,501	239	6.11
Sales finance loans	6,302	102	6.45	6,342	101	6.48	6,352	106	6.61
Revolving credit loans	1,802	43	9.45	1,767	43	9.89	1,737	46	10.49
Mortgage loans	16,002	230	5.75	16,759	246	5.88	17,198	255	5.95
Specialized lending	6,985	203	11.64	6,490	193	12.00	5,781	182	12.56
Other acquired loans	-	-	-	-	-	-	-	-	-
Total loans and leases held for investment (excluding
covered loans)	96,218	1,312	5.46	97,251	1,306	5.43	95,997	1,402	5.81
Covered loans	-	-	-	-	-	-	-	-	-
Total loans and leases held for investment	96,218	1,312	5.46	97,251	1,306	5.43	95,997	1,402	5.81
Loans held for sale	3,359	39	4.70	2,473	30	4.77	1,227	19	6.04
Total loans and leases	99,577	1,351	5.44	99,724	1,336	5.41	97,224	1,421	5.82

Total earning assets	131,156	1,670	5.10	132,331	1,709	5.21	125,144	1,757	5.59

Non-earning assets	17,340			17,545			16,411
Total assets	$148,496			$149,876			$141,555

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,670	2.34		$2,461	2.35		$2,270	4.74
Other client deposits	41,926	93.89		40,701	97.97		38,791	137	1.41
Client certificates of deposit	25,888	196	3.03	27,143	209	3.13	27,509	227	3.28
Other interest-bearing deposits	8,458	29	1.37	9,801	38	1.55	10,118	55	2.13
Total interest-bearing deposits	78,942	320	1.63	80,106	346	1.75	78,688	423	2.14

Fed funds purchased, repos and other borrowings	14,732	19.52		16,804	24.59		12,296	45	1.47
Long-term debt	17,755	164	3.70	17,436	165	3.81	17,700	201	4.52
Total interest-bearing liabilities	111,429	503	1.81	114,346	535	1.90	108,684	669	2.45

Noninterest-bearing deposits	15,443			13,828			13,298
Other liabilities	4,941			5,296			4,606
Shareholders' equity	16,683			16,406			14,967
Total liabilities and shareholders' equity	$148,496			$149,876			$141,555

Average interest-rate spread			3.29			3.31			3.14

Net interest income/ net interest margin (3)		$1,167	3.56%		$1,174	3.57%		$1,088	3.47%

Taxable-equivalent adjustment		$29			$28			$23

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter of 2008 was 3.68% excluding the $67 million charge related to the leveraged lease settlement.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	December 31, 2009			December 31, 2008
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,400	$54	3.86%	$4,539	$221	4.86%
Mortgage-backed securities issued by GSE	25,419	1,052	4.14	14,708	727	4.94
States and political subdivisions	2,218	126	5.67	1,841	116	6.33
Non-agency mortgage-backed securities	1,447	84	5.82	1,642	95	5.81
Other securities	849	14	1.58	1,138	54	4.72
Trading securities	523	9	1.74	629	24	3.80
Covered securities	440	50	11.35	-	-	-
Total securities	32,296	1,389	4.30	24,497	1,237	5.05

Other earning assets	1,223	7.60		1,160	28	2.43
Loans and leases
Commercial loans and leases	50,074	2,110	4.21	47,557	2,617	5.50
Direct retail loans	14,730	806	5.47	15,580	1,008	6.47
Sales finance loans	6,392	413	6.46	6,216	412	6.62
Revolving credit loans	1,855	176	9.51	1,664	182	10.95
Mortgage loans	15,927	911	5.72	17,327	1,039	6.00
Specialized lending	7,141	822	11.51	5,509	710	12.89
Other acquired loans	52	6	10.81	-	-	-
Total loans and leases held for investment (excluding
covered loans)	96,171	5,244	5.45	93,853	5,968	6.36
Covered loans	3,144	232	7.39	-	-	-
Total loans and leases held for investment	99,315	5,476	5.51	93,853	5,968	6.36
Loans held for sale	2,831	136	4.81	1,342	80	5.92
Total loans and leases	102,146	5,612	5.49	95,195	6,048	6.35

Total earning assets	135,665	7,008	5.17	120,852	7,313	6.05

Non-earning assets	19,517			16,029
Total assets	$155,182			$136,881

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,831	11.39		$2,376	28	1.19
Other client deposits	45,107	398.88		36,676	612	1.67
Client certificates of deposit	28,702	747	2.60	26,908	985	3.66
Other interest-bearing deposits	9,354	115	1.23	9,810	266	2.71
Total interest-bearing deposits	85,994	1,271	1.48	75,770	1,891	2.50

Fed funds purchased, repos and other borrowings	12,491	63.50		10,580	258	2.44
Long-term debt	19,085	711	3.73	19,839	843	4.25
Total interest-bearing liabilities	117,570	2,045	1.74	106,189	2,992	2.82

Noninterest-bearing deposits	16,387			13,061
Other liabilities	4,987			4,098
Shareholders' equity	16,238			13,533
Total liabilities and shareholders' equity	$155,182			$136,881

Average interest-rate spread			3.43			3.23

Net interest income/ net interest margin (3)		$4,963	3.66		$4,321	3.58

Taxable-equivalent adjustment		$119			$83

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for 2008 was 3.63% excluding the $67 million charge related to the leveraged lease settlement.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2009	2009	2009	2009	2008

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases	$1,651	$1,610	$1,252	$1,028	$845
Direct retail loans	197	187	144	120	89
Sales finance loans	7	7	6	7	7
Mortgage loans	767	666	595	481	375
Specialized lending	96	103	94	91	97
Total nonaccrual loans and leases	2,718	2,573	2,091	1,727	1,413
Foreclosed real estate	1,451	1,326	1,201	958	538
Other foreclosed property	58	53	48	65	79
Total nonperforming assets (excluding covered assets) (2)	$4,227	$3,952	$3,340	$2,750	$2,030

Loans 90 days or more past due and still accruing (3)
Commercial loans and leases	$7	$13	$4	$7	$86
Direct retail loans	82	79	87	127	117
Sales finance loans	30	24	22	28	26
Revolving credit loans	25	23	24	25	23
Mortgage loans	158	172	179	180	165
Specialized lending	12	10	13	14	14
Other acquired loans	5	2	-	-	-
Total loans 90 days past due and still accruing (excluding covered
loans) (4)	$319	$323	$329	$381	$431

Loans 30-89 days past due (3)
Commercial loans and leases	$377	$365	$422	$507	$594
Direct retail loans	216	205	191	256	270
Sales finance loans	126	127	111	111	146
Revolving credit loans	32	32	29	32	34
Mortgage loans	623	664	681	706	690
Specialized lending	306	298	269	221	313
Other acquired loans	6	1	-	-	-

Total loans 30-89 days past due (excluding covered loans) (5)	$1,686	$1,692	$1,703	$1,833	$2,047

Allowance for credit losses
Beginning balance	$2,478	$2,145	$1,895	$1,607	$1,393
Other changes	(43)	70	-	-	-
Provision for credit losses	725	709	701	676	528
Charge-offs
Commercial loans and leases	(238)	(204)	(134)	(144)	(123)
Direct retail loans	(79)	(68)	(134)	(68)	(49)
Sales finance loans	(17)	(14)	(19)	(22)	(18)
Revolving credit loans	(32)	(32)	(33)	(30)	(23)
Mortgage loans	(76)	(77)	(78)	(49)	(45)
Specialized lending	(75)	(73)	(74)	(92)	(76)
Total charge-offs	(517)	(468)	(472)	(405)	(334)

Recoveries
Commercial loans and leases	9	5	4	3	7
Direct retail loans	7	4	4	4	3
Sales finance loans	2	3	2	2	1
Revolving credit loans	3	3	3	3	3
Mortgage loans	2	2	1	-	1
Specialized lending	6	5	7	5	5
Total recoveries	29	22	21	17	20
Net charge-offs	(488)	(446)	(451)	(388)	(314)
Ending balance	$2,672	$2,478	$2,145	$1,895	$1,607

Allowance for credit losses
Allowance for loan and lease losses	$2,600	$2,379	$2,110	$1,869	$1,574
Reserve for unfunded lending commitments	72	99	35	26	33
Total	$2,672	$2,478	$2,145	$1,895	$1,607

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method under Topic 310-30. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $160 million and $151 million at December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreement.
(3)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(4)	Excludes loans totaling $1.4 billion and $945 million past due 90 days or more at December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreement.
(5)	Excludes loans totaling $391 million and $564 million past due 30-89 days at December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreement.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2009		2009		2009		2009		2008

Asset Quality Ratios (including covered loans and foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.96%		2.11%		1.70%		1.83%		2.07%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	1.61		1.18		.33		.38		.44
Nonperforming loans and leases as a
percentage of total loans and leases	2.56		2.40		2.08		1.72		1.43
Nonperforming assets as a percentage of:
Total assets	2.65		2.48		2.19		1.92		1.34
Loans and leases plus foreclosed property	4.07		3.78		3.29		2.72		2.04
Net charge-offs as a percentage of average loans and leases	1.83		1.71		1.81		1.58		1.29
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.51		2.29		2.19		1.94		1.62
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.34	X	1.35	X	1.17	X	1.19	X	1.26	X
Nonperforming loans and leases	.96		.92		1.01		1.08		1.11

Asset Quality Ratios (excluding covered loans and foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.72%		1.71%		1.70%		1.83%		2.07%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.32		.33		.33		.38		.44
Nonperforming loans and leases as a
percentage of total loans and leases	2.77		2.61		2.08		1.72		1.43
Nonperforming assets as a percentage of:
Total assets	2.68		2.52		2.19		1.92		1.34
Loans and leases plus foreclosed property	4.24		3.95		3.29		2.72		2.04
Net charge-offs as a percentage of average loans and leases	1.98		1.79		1.81		1.58		1.29
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.72		2.49		2.19		1.94		1.62

							As of/For the
							Twelve Months Ended
							December 31,
							2009		2008

Allowance for credit losses
Beginning balance							$1,607		$1,015
Other changes							27		(2)
Provision for credit losses							2,811		1,445
Charge-offs
Commercial loans and leases							(720)		(276)
Direct retail loans							(349)		(156)
Sales finance loans							(72)		(59)
Revolving credit loans							(127)		(79)
Mortgage loans							(280)		(96)
Specialized lending							(314)		(251)
Total charge-offs							(1,862)		(917)

Recoveries
Commercial loans and leases							21		16
Direct retail loans							19		12
Sales finance loans							9		7
Revolving credit loans							12		11
Mortgage loans							5		1
Specialized lending							23		19
Total recoveries							89		66
Net charge-offs							(1,773)		(851)
Ending balance							$2,672		$1,607

Allowance for credit losses
Allowance for loan and lease losses							$2,600		$1,574
Reserve for unfunded lending commitments							72		33
Total							$2,672		$1,607

Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases							1.74%		.89%
Net charge-offs as a percentage of average loans and leases (excluding covered loans)							1.79		.89
Ratio of allowance for loan and lease losses to net charge-offs							1.47	X	1.85	X
Applicable ratios are annualized.
(1) Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

			As of / For the Period Ended December 31, 2009
			Builder /	Land / Land	Condos /
			Construction	Development	Townhomes	Total ADC
Total loans outstanding			$1,663	$3,741	$357	$5,761

Average loan size (in thousands)			260	584	1,433	442
Average client size (in thousands)			603	1,035	2,587	884

Nonaccrual loans and leases as a percentage of category			14.93%	12.83%	15.92%	13.63%
Gross charge-offs as a percentage of category - YTD			4.85	6.33	4.42	5.71
Gross charge-offs as a percentage of category - QTD			5.46	7.83	11.96	7.40

	As of / For the Period Ended December 31, 2009
					Gross Charge-	Gross Charge-
					Offs as a	Offs as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND			Nonaccrual	Nonaccrual as	Percentage of	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Outstandings -	Outstandings -
ORIGINATION	Outstandings	Total	Leases	Outstandings	YTD	QTD
North Carolina	$2,313	40.2%	$186	8.04%	1.99%	2.64%
Virginia	898	15.6	69	7.73	3.74	3.13
Georgia	747	13.0	183	24.53	14.20	20.24
South Carolina	554	9.6	110	19.85	6.22	9.60
Florida	490	8.5	124	25.18	12.44	16.91
Washington, D.C.	209	3.6	39	18.78	1.13	.12
Tennessee	174	3.0	32	18.54	4.98	9.47
Kentucky	166	2.9	16	9.59	4.79	7.94
West Virginia	129	2.2	23	17.61	6.52	9.06
Maryland	81	1.4	3	3.75	1.06	1.56
Total	$5,761	100.0%	$785	13.63%	5.71%	7.40%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
			As of / For the Period Ended December 31, 2009
					Permanent
				Commercial	Income	Total Other
			Commercial	Land/	Producing	Commercial
			Construction	Development	Properties	Real Estate
Total loans outstanding			$1,213	$2,043	$9,221	$12,477

Average loan size (in thousands)			1,142	729	490	550
Average client size (in thousands)			1,705	868	738	801

Nonaccrual loans and leases as a percentage of category			2.04%	5.09%	2.26%	2.70%
Gross charge-offs as a percentage of category - YTD			.17	1.83	.58	.76
Gross charge-offs as a percentage of category - QTD			.35	3.42	.81	1.21

	As of / For the Period Ended December 31, 2009
					Gross Charge-	Gross Charge-
					Offs as a	Offs as a
			Nonaccrual	Nonaccrual as	Percentage of	Percentage of
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Loans and	a Percentage of	Outstandings -	Outstandings -
ORIGINATION (2)	Outstandings	Total	Leases	Outstandings	YTD	QTD
North Carolina	$3,801	30.4%	$75	1.96%	.49%	1.08%
Georgia	2,207	17.7	84	3.79	1.29	1.83
Virginia	1,914	15.3	25	1.30	.06	.10
South Carolina	970	7.8	33	3.45	.70	1.26
Florida	943	7.6	73	7.80	2.81	4.36
Washington, D.C.	705	5.6	16	2.33	.40	.28
Maryland	535	4.3	1.12		.15	.39
West Virginia	470	3.8	8	1.73	.27	.49
Kentucky	421	3.4	8	1.91	1.14	.41
Tennessee	399	3.2	14	3.49	.93	1.35
Other	112.9		-	-	-	-
Total	$12,477	100.0%	$337	2.70%	.76%	1.21%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of / For the Period Ended December 31, 2009
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$11,684	$2,684	$778	$584	$15,730

Average loan size (in thousands)	197	326	337	67	200
Average refreshed credit score (3)	713	694	707	566	704

Percentage that are first mortgages	100%	100%	99%	83%	99%
Average loan to value at origination	76	67	75	73	75

Nonaccrual loans and leases as a percentage of category	3.31	8.98	10.43	11.69	4.94
Gross charge-offs as a percentage of category - YTD	1.17	2.94	3.76	4.11	1.79
Gross charge-offs as a percentage of category - QTD	1.50	3.61	2.04	4.19	2.00

	As of / For the Period Ended December 31, 2009
				Gross Charge-	Gross Charge-
				Offs as a	Offs as a
	Total Residential		Nonaccrual as	Percentage of	Percentage of
	Mortgages	Percentage of	a Percentage	Outstandings -	Outstandings -
RESIDENTIAL MORTGAGE LOANS BY STATE	Outstanding	Total	of Outstandings	YTD	QTD
North Carolina	$3,850	24.5%	2.87%	.62%	.72%
Virginia	3,039	19.3	3.21	1.30	1.11
Florida	2,341	14.9	11.08	5.69	6.56
Maryland	1,622	10.3	3.66	.81	1.14
Georgia	1,502	9.5	5.89	2.11	2.27
South Carolina	1,459	9.3	5.55	1.44	1.86
Kentucky	360	2.3	1.42	.33	.33
West Virginia	332	2.1	1.82	.45	.40
Tennessee	250	1.6	3.73	1.30	2.83
Washington, D.C.	190	1.2	2.56	.22	-
Alabama	147	.9	4.38	1.95	.70
Other	638	4.1	7.67	1.17	1.22
Total	$15,730	100.0%	4.94%	1.79%	2.00%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of / For the Period Ended December 31, 2009

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,723	$5,984	$5,656	$13,363

Average loan size (in thousands) (5)		65	43	36	41
Average refreshed credit score (6)		721	720	760	743

Percentage that are first mortgages		100%	73%	26%	57%
Average loan to value at origination		80	64	65	66

Nonaccrual loans and leases as a percentage of category		5.78	1.11	.46	1.44
Gross charge-offs as a percentage of category - YTD		6.98	1.36	1.45	2.19
Gross charge-offs as a percentage of category - QTD		5.72	1.47	1.43	2.01

			As of / For the Period Ended December 31, 2009
	Total Direct
	Retail 1-4 Family			Gross Charge-	Gross Charge-
	and Lot/Land			Offs as a	Offs as a
	Real Estate		Nonaccrual as	Percentage of	Percentage of
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE	Loans and Lines	Percentage of	a Percentage	Outstandings -	Outstandings -
LOANS AND LINES BY STATE OF ORIGINATION	Outstanding	Total	of Outstandings	YTD	QTD
North Carolina	$4,607	34.5%	1.61%	1.87%	1.63%
Virginia	3,003	22.5	.69	1.46	1.47
South Carolina	1,293	9.7	2.19	2.31	2.11
Georgia	1,088	8.1	2.02	3.95	4.67
Maryland	832	6.2	.67	1.50	1.24
West Virginia	813	6.1	1.14	.89	.74
Florida	666	5.0	2.51	7.18	5.60
Kentucky	574	4.3	1.11	.50	.38
Tennessee	379	2.8	1.96	4.26	3.42
Washington, D.C.	85	.6	1.22	3.17	2.76
Other	23	.2	1.13	1.13	3.23
Total	$13,363	100.0%	1.44%	2.19%	2.01%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $365 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2009	2009	2009	2009	2008

Selected Capital Information (1)
Risk-based capital
Tier 1	$13,456	$12,851	$12,132	$13,494	$13,446
Total	18,471	18,012	17,361	19,048	19,109
Risk-weighted assets (2)	117,282	115,608	114,173	111,620	109,757
Average quarterly tangible assets	158,061	150,992	143,011	144,281	136,325
Risk-based capital ratios
Tier 1	11.5%	11.1%	10.6%	12.1%	12.3%
Total	15.7	15.6	15.2	17.1	17.4
Leverage capital ratio	8.5	8.5	8.5	9.4	9.9
Equity as a percentage of total assets	9.8	9.8	9.7	11.3	10.6
Book value per common share	$23.47	$23.41	$22.76	$23.29	$23.16

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.2%	6.1%	6.5%	5.6%	5.3%
Tier 1 common equity as a percentage of risk-weighted assets	8.5	8.4	8.4	7.0	7.1

Tangible book value per common share	$14.44	$14.10	$14.74	$13.93	$13.87

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$13,456	$12,851	$12,132	$13,494	$13,446
Less:
Preferred stock	-	-	-	3,085	3,082
Qualifying restricted core capital elements	3,497	3,157	2,578	2,601	2,607
Tier 1 common equity	9,959	9,694	9,554	7,808	7,757

Total assets	$165,764	$165,328	$152,398	$143,425	$152,015
Less:
Intangible assets, net of deferred taxes	6,553	6,695	5,851	5,868	5,873
Plus:
Pre-tax regulatory adjustments for accumulated OCI	806	712	1,315	1,165	1,220
Tangible assets	160,017	159,345	147,862	138,722	147,362

Total risk-weighted assets (2)	$117,282	$115,608	$114,173	$111,620	$109,757

Tangible common equity as a percentage of tangible assets	6.2%	6.1%	6.5%	5.6%	5.3%
Tier 1 common equity as a percentage of risk-weighted assets	8.5	8.4	8.4	7.0	7.1

Tier 1 common equity	$9,959	$9,694	$9,554	$7,808	$7,757

Outstanding shares at end of period	689,750	687,446	648,068	560,563	559,248

Tangible book value per common share	$14.44	$14.10	$14.74	$13.93	$13.87

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD	Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	4Q09 vs. 4Q08	4Q09 vs. 3Q09		2009 vs. 2008

Average Balances

Commercial loans and leases (2)	0.7%	(3.8	) %	6.2%
Direct retail loans	(7.3)	(3.6)		(5.5)
Sales finance loans	(2.3)	(6.7)		1.1
Revolving credit loans	12.6	15.3		11.3
Mortgage loans	(10.2)	(1.8)		(8.1)
Specialized lending	12.2	(0.5)		9.8
Other acquired loans	(7.6)	(30.3)		(2.1)
Total loans and leases held for investment (excluding covered loans) (2)	(1.7)	(3.0)		1.6
Covered loans	(3.3)	(13.3)		(0.8)
Total loans and leases held for investment (2)	(1.8)	(3.9)		1.4
Loans held for sale	31.3	(102.0)		61.6

Total loans and leases (2)	(1.2)	(6.9)		2.6

Noninterest-bearing deposits	18.6	5.5		14.8
Interest checking	45.1	86.7		17.0
Other client deposits	16.1	9.7		15.9
Client certificates of deposit	(11.1)	(11.0)		(5.0)
Total client deposits	7.1	4.4		7.9
Other interest-bearing deposits	(19.1)	(96.4)		(5.1)

Total deposits	4.6	(5.1)		6.7

	Percentage Increase (Decrease)
	QTD	Link QTD		YTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	4Q09 vs. 4Q08	4Q09 vs. 3Q09		2009 vs. 2008

Net interest income - taxable equivalent	2.1%	(.3	) %	5.9%

Noninterest income
Insurance income	(3.3)	4.6		(1.3)
Service charges on deposits	(0.5)	(4.2)		(1.1)
Investment banking and brokerage fees	(13.5)	(26.7)		(2.5)
Mortgage banking income	100.0	(54.1)		144.5
Checkcard fees	12.7	6.5		7.7
Other nondeposit fees and commissions	23.1	19.5		18.7
Trust and investment advisory revenues	18.8	22.0		(5.4)
Bankcard fees and merchant discounts	7.9	-		3.3
Income from Bank-Owned Life Insurance	4.2	16.5		(4.0)
Other income	NM	NM		NM

Total noninterest income	14.3	-		13.9

Noninterest expense

Personnel expense	7.4	(10.7)		6.0
Occupancy and equipment expense	2.4	21.8		2.0
Other noninterest expense	34.3	22.8		25.3

Total noninterest expense	15.8	5.9		11.7

Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2009 and 2008.
(2)	Adjusted for the sale of leveraged lease investments.
(3)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives and other selected items as noted on page 20 of this supplement.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax
Fourth Quarter 2009
Colonial acquisition loan revaluation adjustment (1)	Net interest income			$9	$5
Gain on sale of payroll processing business	Other noninterest income			27	17
Income tax adjustments, net	Provision for income tax			7	7

Third Quarter 2009
Contingency reserve	Other noninterest expense			(25)	(15)
Leveraged lease tax adjustment	Provision for income tax			12	12

Second Quarter 2009
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock			(47)	(47)
FDIC special assessment	Regulatory charges			(71)	(44)
Gain from extinguishment of debt	Other noninterest expense			36	22

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net			(36)	(22)
Severance expense	Merger-related and restructuring charges, net			(11)	(7)

Fourth Quarter 2008
Leveraged lease settlement	Net interest income			(67)	(43)
Leveraged lease settlement	Provision for income tax			60	60
Other-than-temporary impairment charges	Securities gains (losses), net			(63)	(39)

Third Quarter 2008
Other-than-temporary impairment charges	Securities gains (losses), net			(41)	(26)

Second Quarter 2008
Gain from extinguishment of debt	Other noninterest expense			36	22
Gain from sale of Visa stock	Other noninterest income			47	30

First Quarter 2008
Gain from Visa IPO	Other noninterest income			33	21
Implementation of fair value accounting standards	Other noninterest income			(6)	(4)
Implementation of fair value accounting standards	Mortgage banking income			23	14
Reversal of Accrual for Visa settlement	Other noninterest expense			14	9
Valuation charge for bank-owned life insurance	Income from bank-owned life insurance			(12)	(12)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2009	2009	2009	2009	2008

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$158	$(59)	$137	$(46)	$(247)
MSRs hedge (losses) gains	(130)	72	(114)	74	273
Net	$28	$13	$23	$28	$26

Residential mortgage loan originations	$5,327	$6,899	$8,543	$7,414	$3,581

Residential mortgage servicing portfolio
Loans serviced for others	54,583	52,188	47,037	42,923	41,250
Bank-owned loans serviced	18,991	18,782	19,504	19,990	18,434
Total servicing portfolio	73,574	70,970	66,541	62,913	59,684

Weighted-average coupon rate	5.57%	5.62%	5.74%	5.92%	6.03%
Weighted-average servicing fee	.369	.374	.378	.376	.370

Selected Miscellaneous Information
Derivatives notional amount	$66,175	$69,624	$84,649	$75,581	$74,177
Fair value of derivatives	283	382	355	486	626
Unrealized depreciation on securities
available for sale, net of tax (2)	(244)	(26)	(384)	(289)	(324)
Common stock prices
High	28.66	29.81	28.67	27.72	40.00
Low	23.75	19.83	16.27	12.90	21.47
End of period	25.37	27.24	21.98	16.92	27.46

Banking offices	1,857	1,859	1,505	1,504	1,511
ATMs	2,541	2,576	2,194	2,193	2,195
FTEs	32,394	32,821	28,763	29,496	29,633

(1)	Amounts recorded in fourth quarter 2009 that relate to third quarter 2009.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation Colonial Update

Balance Sheet updates:

• Loans and Deposits:

   • Have generated over $334 million in loans.

   • Client deposit balances have increased $1.5 billion.

• Goodwill

   • Reduced to $533 million following updated loan valuations and adjustments to FDIC indemnification asset and deferred taxes.

Integration Update:

• Merger Charges and Cost Savings (Pretax):

   • Reducing estimate of merger-related charges to $185 million from $205 million.

   • Confirming annual cost savings of $170 million; expect to achieve full run rate by 4Q10.

• Systems Conversions and Other Integration Issues:

   • Leadership team in place in new Florida, Alabama and Texas regions.

   • Implemented BB&T's credit review process for all new loan originations.

   • Converted payroll, securities, fixed assets, mortgage and collections.

   • Remaining systems to be converted by 2Q10.

   • Implemented deposit and loan servicing in all branches for all BB&T/Colonial clients.

   • Rebranded Colonial branches to BB&T.

   • Sold Nevada branches and approximately $850 million in deposits in 1Q 2010.

   • Completed 41,000 hours of training for former Colonial employees.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
NON-GAAP Reconciliation Table	2009	2009	2009	2009	2008

Efficiency ratio - GAAP	58.5%	59.8%	54.7%	48.5%	53.4%
Effect of securities gains (losses), net	-	.8	.5	3.3	1.0
Effect of merger-related and restructuring charges, net	(.4)	(.8)	-	(.6)	(.2)
Effect of contingency reserve	-	(1.1)	-	-	-
Effect of FDIC special assessment	-	-	(3.3)	-	-
Effect of gain on extinguishment of debt	-	-	1.7	.5	-
Effect of leveraged lease settlement	-	-	-	-	(1.8)
Effect of payroll services gain	.7	-	-	-	-
Effect of Colonial revaluation adjustments	.3	-	-	-	-
Effect of foreclosed property expense	(6.2)	(5.4)	(2.7)	(1.8)	(1.4)
Effect of amortization of intangibles	(1.5)	(1.3)	(1.1)	(1.2)	(1.2)
Efficiency ratio - reported	51.4	52.0	49.8	48.7	49.8
Fee income ratio - GAAP	41.7%	42.6%	46.0%	46.7%	42.6%
Effect of securities gains (losses), net	-	(.8)	(.5)	(3.8)	(1.3)
Effect of payroll services gain	(.7)	-	-	-	-
Effect of Colonial revaluation adjustments	.2	-	-	-	-
Effect of leveraged lease settlement	-	-	-	-	(1.4)
Fee income ratio - reported	41.2	41.8	45.5	42.9	39.9

				Year-to-Date
				December 31,
NON-GAAP Reconciliation Table				2009	2008

Efficiency ratio - GAAP				55.4%	52.0%
Effect of securities gains (losses), net				1.2	.7
Effect of merger-related and restructuring charges, net				(.4)	(.2)
Effect of contingency reserve				(.3)	-
Effect of FDIC special assessment				(.8)	-
Effect of gain on extinguishment of debt				.5	.5
Effect of leveraged lease settlement				-	(.4)
Effect of payroll services gain				.2	-
Effect of bank-owned life insurance valuation				-	(.1)
Effect of Visa ownership gains				-	.6
Effect of fair value accounting implementation				-	.1
Effect of foreclosed property expense				(4.1)	(1.0)
Effect of amortization of intangibles				(1.3)	(1.3)
Efficiency ratio - reported				50.4	50.9
Fee income ratio - GAAP				44.2%	42.5%
Effect of securities gains (losses), net				(1.3)	(.8)
Effect of payroll services gain				(.1)	-
Effect of leveraged lease settlement				-	(.4)
Effect of bank-owned life insurance valuation				-	.1
Effect of Visa ownership gains				-	(.6)
Effect of fair value accounting implementation				-	(.1)
Fee income ratio - reported				42.8	40.7